UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Of Earliest Event Reported): December 3, 2015

Entia Biosciences, Inc.
 (Exact name of registrant as specified in charter)

Commission File Number :   000-52864

Nevada	26-0561199
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

13565 SW Tualatin-Sherwood Road #800 Sherwood, Oregon	97140
(Address of principal executive offices)	(Zip Code)

(503) 334-3575
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Schedule 14-A filed with the Commission on December 15, 2015, the Corporation has received sufficient shareholder consents to amend and restate its Articles of Incorporation.  Accordingly, the Corporation has filed such Amended and Restated Articles of Incorporation with the Secretary of State for Nevada.  On February 18, 2016, the Corporation was notified of the acceptance of the filing, effective as of February 16, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTIA BIOSCIENCES, INC.
(Registrant)

Date: February 19, 2016	By:	/s/ Carl Johnson
Carl Johnson
President and CEO